SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C.  20549


                            ----------------------


                                  FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) July 19, 1995
                                                     -------------


                             FORD MOTOR COMPANY
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)


                                  Delaware
                --------------------------------------------
               (State or other jurisdiction of incorporation)


      1-3950                                 38-0549190
 ----------------------            -------------------------------
(Commission File Number)          (IRS Employer Identification No.)


The American Road, Dearborn,  Michigan               48121
- ---------------------------------------            ----------
(Address of principal executive offices)           (Zip Code)



   Registrant's telephone number, including area code 313-322-3000
                                                      ------------

Item 5.  Other Events.
- ---------------------

     News release dated July 19, 1995, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.
- ------------------------------------------------------------------

                              EXHIBITS
                              --------

Designation        Description                   Method of Filing
- -----------        -----------                   ----------------

Exhibit 20        News release dated             Filed with this Report
                   July 19, 1995.

Exhibit 27.1      Financial Data Schedule -
                  Automotive Segment             Filed with this Report

Exhibit 27.2      Financial Data Schedule -      Filed with this Report
                  Financial Services Segment

Exhibit 27.3      Financial Data Schedule        Filed with this Report
                  Conglomerate Total

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                    FORD MOTOR COMPANY
                                    ------------------
                                      (Registrant)


Date:  July 19, 1995                By:/s/T. J. DeZure
                                       ------------------------
                                       T. J. DeZure
                                       Assistant Secretary

                                 EXHIBIT INDEX
                                 -------------


DESIGNATION               DESCRIPTION                          PAGE
- -----------               -----------                          ----

Exhibit 20                News release dated
                          July 19, 1995.

Exhibit 27.1              Financial Date Schedule -
                          Automotive Segment

Exhibit 27.2              Financial Data Schedule -
                          Financial Services Segment

Exhibit 27.3              Financial Data Schedule -
                          Conglomerate Total






july